Supplement dated September 8, 2025
to the Statement of Additional Information (SAI), as supplemented, of the following fund:
Fund	SAI Dated
Columbia Acorn Trust
Columbia Acorn Fund	5/1/2025
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI with respect to the Fund is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account(1)	Approximate Total Net Assets	Performance- Based Accounts(2)
Information About the Portfolio Managers as of December 31, 2024
Columbia Acorn Fund	Erika Maschmeyer	1 RIC 1 PIV 7 other accounts	$516.71 million $4.31 million $2.37 million	None	$100,001 – $500,000 (Vested) $100,001 – $500,000 (Notional)	Columbia Management	Columbia Management
	Pratyasha Rath(3)	5 other accounts	$1.08 million	None	None
(1) “RIC” in this context refers to an SEC-registered investment company; “PIV” refers to a pooled investment vehicle.
(2) Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(3) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of July 31, 2025.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP900_00_026_(09/25)